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                                                                   EXHIBIT 10.24

         THIS PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF A PORTION OF THIS PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. THIS PROMISSORY NOTE OR SUCH SHARES MAY NOT BE SOLD, DISTRIBUTED, PLEDGED, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS: (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAW COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES; (B) THE COMPANY (DEFINED BELOW) RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION AND SUCH OPINION IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY; OR (C) PURSUANT TO RULE 144 UNDER SUCH ACT.

                             VENDINGDATA CORPORATION
                         10% NOTE DUE DECEMBER 15, 2005

$_____________                                                Date _____________

         FOR VALUE RECEIVED, the undersigned VendingData Corporation, a Nevada corporation ("Obligor"), hereby promises to pay to the order of _______________or (his/her/its) registered assigns ("Holder") on December 15, 2005, the principal sum of ____________________Dollars ($_________ ) and to pay
interest on the unpaid principal balance hereof from the date hereof at a rate of 10% per annum, payable semi-annually, in arrears, on June 1 and December 1, until this Note is paid off and satisfied in full. Interest shall be calculated on the basis of a 365/366-day year and actual days elapsed. Accrued but unpaid interest shall not be compounded. The outstanding principal balance under this Note and all accrued and unpaid interest shall be due and payable in a single balloon payment on December 15, 2005. At its discretion, Obligor may, at any time, redeem the Note without penalty upon payment of the face value of the Note and any unpaid and accrued interest.

         Holder may convert up to 15% of the then outstanding principal amount of this Note, at the Holder's option, and at any time after December 15, 2004 and until June 15, 2005 or before the prepayment of this Note, whichever shall first occur, into shares of Obligor's common stock (the "Common Stock") at the conversion price of $2.25 per share (the "Conversion Price"), post-reverse split of 1-for-5. Upon surrender of this Note, duly endorsed or assigned to Obligor, or in blank to Obligor, with the conversion notice attached hereto, or accompanied by a separate written notice substantially in the form of such conversion notice, duly executed by Holder and stating that the Holder elects to convert up to 15% of the outstanding principal amount of this Note, Obligor shall, as soon as practicable, deliver or cause to be delivered a certificate for the number of full shares of Common Stock issuable upon the conversion and a new promissory note representing the remaining unpaid principal amount and accrued interest. The stock certificate(s) shall be registered in the name of such Holder. If Obligor shall, prior to the conversion or payment of this Note

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in full, (i) declare a dividend or make a distribution of its Common Stock payable in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of capital stock of Obligor by reclassification or capital reorganization of its Common Stock, then the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that Holder shall be entitled to receive the number and kind of shares of Common Stock or other capital stock which Holder would have owned or have been entitled to receive immediately after such action had Holder converted this Note immediately prior to the record date in the case of (i), or the effective date in the case of (ii), (iii) or (iv).

         This Note is being issued as part of a Unit consisting of a Common Stock Purchase Warrant (the "Warrant") to purchase up to One Hundred Twenty Thousand (120,000), post-reverse split of 1-for-5, shares of Common Stock. This Note and the Warrant are not detachable unless and until this Note is satisfied and paid in full in accordance herewith. Exercise of certain rights under the Warrant are expressly subject to certain conditions contained therein and herein.

         This Note is secured pursuant to the terms of that certain Security Agreement of even date herewith. The Holder agrees that all notices, demands, consents and other rights of Holder are to be exercised pursuant to that certain Irrevocable Power of Attorney of even date herewith.

         Obligor may not, without the prior written consent of Holder, issue other indebtedness that has a senior ranking to this Note in priority of payment. In the event any action is taken to collect or enforce the indebtedness evidenced by this Note (the "Indebtedness") or any part thereof, Obligor agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses. These costs shall include any expenses incurred by Holder in any bankruptcy, reorganization, or other insolvency proceeding.

         No delay or omission of Holder in exercising any right or rights, shall operate as a waiver of such right or any other rights. A waiver on one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         The liability of Obligor under this Note (and the liability of any endorsers of this Note) shall not be discharged, diminished or in any way impaired by (a) any waiver by Holder or failure to enforce or exercise rights under any of the terms, covenants or conditions of this Note, (b) the granting of any renewal, indulgence, extension of time to Obligor, or any other obligors of the Indebtedness, or (c) the addition or release of any person or entity primarily or secondarily liable for the Indebtedness.

         In no event shall the interest rate charged or received hereunder at any time exceed the maximum interest rate permitted under applicable law. Payments of interest received by Holder hereunder which would otherwise cause the interest rate hereunder to exceed such maximum interest rate shall, to the extent of such excess, be deemed to be (and be deemed to have been contracted as being) prepayments of principal and applied as such.

         This Note shall be binding upon the undersigned and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. Every person and entity at any time liable for the payment of this Note hereby waives demand, presentment, protest, notice of protest, notice of nonpayment due and all other requirements otherwise necessary to hold them immediately liable for payment hereunder.

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         This Note is governed by and shall be construed and enforced in accordance with the laws of the State of Nevada. Any dispute arising under this Note shall be brought in any state of federal court of competent jurisdiction sitting in Clark County, Nevada.

         Time is of the essence with respect to all of the terms and provisions of this Note.

VENDINGDATA CORPORATION

By:
         -----------------------------------------------
         Steven J. Blad
         President and Chief Executive Officer
Date:

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                              NOTICE OF CONVERSION

TO VENDINGDATA CORPORATION:

         The undersigned owner of this 10% Note due 2005 (this "Note") hereby irrevocably exercises the option to convert up to 15% of the currently outstanding principal amount of this Note into shares of restricted common stock of VendingData Corporation ("Common Stock"), in accordance with the terms and conditions of this Note, and directs that the shares of restricted Common Stock issuable and deliverable upon conversion be issued and delivered to the undersigned.

DATED:
         ------------------------------

ATTEST:
         ------------------------------

SIGNED:                                     SIGNED:
         ------------------------------             ----------------------------

BY:                                         BY:
         ------------------------------             ----------------------------

ITS:                                        ITS:
         ------------------------------             ----------------------------

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